                                                                     EXHIBIT (Q)


                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of North American Funds, does hereby constitute and appoint Alice T. Kane, John I. Fitzgerald, Nori Gabert and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23/rd/ day of January, 2001.


                                   /s/ Judith L. Craven
                                   --------------------
                                   Dr. Judith L. Craven
                                   Trustee

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of North American Funds, does hereby constitute and appoint Alice T. Kane, John I. Fitzgerald, Nori Gabert and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23/rd/ day of January, 2001.


                                   /s/ William F. Devin
                                   --------------------
                                   Mr. William F. Devin
                                   Trustee

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of North American Funds, does hereby constitute and appoint Alice T. Kane, John I. Fitzgerald, Nori Gabert and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23/rd/ day of January, 2001.


                                   /s/ Timothy J. Ebner
                                   --------------------
                                   Dr. Timothy J. Ebner
                                   Trustee

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of North American Funds, does hereby constitute and appoint Alice T. Kane, John I. Fitzgerald, Nori Gabert and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23/rd/ day of January, 2001.


                                   /s/ Gustavo E. Gonzales, Jr.
                                   ---------------------------
                                   The Honorable Gustavo E. Gonzales, Jr.
                                   Trustee

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of North American Funds, does hereby constitute and appoint Alice T. Kane, John I. Fitzgerald, Nori Gabert and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23/rd/ day of January, 2001.


                                   /s/ Joseph T. Grause
                                   --------------------
                                   Mr. Joseph T. Grause
                                   Trustee

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of North American Funds, does hereby constitute and appoint Alice T. Kane, John I. Fitzgerald, Nori Gabert and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23/rd/ day of January, 2001.


                                   /s/ Alice T. Kane
                                   -----------------
                                   Ms. Alice T. Kane
                                   Trustee

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of North American Funds, does hereby constitute and appoint Alice T. Kane, John I. Fitzgerald, Nori Gabert and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23/rd/ day of January, 2001.


                                   /s/ Kenneth J. Lavery
                                   ---------------------
                                   Mr. Kenneth J. Lavery
                                   Trustee

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of North American Funds, does hereby constitute and appoint Alice T. Kane, John I. Fitzgerald, Nori Gabert and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23/rd/ day of January, 2001.


                                   /s/ Ben H. Love
                                   ---------------
                                   Mr. Ben H. Love
                                   Trustee

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of North American Funds, does hereby constitute and appoint Alice T. Kane, John I. Fitzgerald, Nori Gabert and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23/rd/ day of January, 2001.


                                   /s/ John E. Maupin, Jr.
                                   ----------------------
                                   Dr. John E. Maupin, Jr.
                                   Trustee